Exhibit 10.1

CUSTOMER AGREEMENT – FOURTH AMENDMENT

This FOURTH AMENDMENT TO THE CUSTOMER AGREEMENT (“Fourth Amendment”) is dated August 1, 2019 by and between Church & Dwight Co., Inc. (“C&D”) and Neoteric Cosmetics, Inc. (“Customer”). Each a “Party”, together the “Parties”.

PREAMBLE

WHEREAS, C&D and Customer entered into a Customer Agreement, with an effective date July 15, 2014 as amended on July 1, 2016, July 17, 2017, and May 1, 2018 (collectively the “Agreement”);

WHEREAS, Customer wishes to continue to distribute certain C&D products; and

WHEREAS, C&D and Customer hereby mutually desire to amend the Agreement as stated below.

The Parties hereby agree to amend the Agreement as follows effective as at the Effective Date (as defined below):

1.	Section 2 – Term.

The Term of the Agreement is hereby renewed for a period of one (1) year from January 1, 2020 and shall expire on December 31, 2020.

2.	Authorized Specialty Retailers List.

As of January 1, 2020, the Authorized Specialty Retailer List is deleted in its entirety and replaced with the revised Authorized Specialty Retailer List to be delivered by C&D concurrently with the execution of this Fourth Amendment.

3.	Effect of the Fourth Amendment.

In the event of any conflict between the terms set forth in this Fourth Amendment and the terms of the Agreement, the terms in this Fourth Amendment shall supersede and control as to the subject matter.  In all other respects, all other terms and conditions of the Agreement shall remain in full force and effect.  Capitalized terms used in this Fourth Amendment shall have the meaning ascribed to them in the Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, this Fourth Amendment is executed and effective as of August 1, 2019 (“Effective Date”) by the duly authorized representatives of the Parties.

CHURCH & DWIGHT CO., INC.		NEOTERIC COSMETICS, INC.

By:	/s/ Gina Hall	By:	/s/ Mark Goldstein
Name:	Gina Hall	Name:	Mark Goldstein
Title:	VP Sales Non-Food	Title:	President / CEO

Date:	August 12, 2019	Date:	August 7, 2019